Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
Dividends
On February 11, 2026, the Board of Directors of Copa Holdings approved a 2026 dividend of $1.71 cents per share per quarter, corresponding to 40% of the adjusted consolidated net income of 2025. Proposed dividends are subject to board ratification each quarter, and are not recognized as a liability as at December 31, 2025.
Stock grants
In February 2026, the Compensation Committee of the Company’s Board of Directors approved 5 awards. Awards under these plans will grant approximately 57,916 shares of non-vested stock, which will vest over a period of 3 to 5 years. The Company estimates the fair value of these awards to be approximately $8.5 million and the 2026 compensation cost for these plans will be $3.4 million.